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                                                                  EXHIBIT 23(a)
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated August 2, 1995 included and incorporated by reference in The Standard Products Company's Form 10-K for the year ended June 30, 1995 and to all references to our Firm included in this registration statement.


                                                /S/ Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP





March 22, 1996